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                           Jurika & Voyles Fund Group
                         Jurika & Voyles Balanced Fund

                         Supplement dated June 29, 2001
                      to Prospectus dated October 27, 2000


The Prospectus is supplemented as follows:

The Portfolio Managers of the Funds section under Table of Contents item Management of the Funds is replaced by the following:

Portfolio Managers of the Funds. The Portfolio Managers primarily responsible for the day-to-day management of the Funds are Guy Elliffe, Eric Hull and Nick Moore for the Value+Growth Fund and the Balanced Fund; and Jon Hickman for the Small-Cap Fund. All Portfolio Managers manage Funds utilizing company research provided by the Jurika & Voyles research department.

Messrs. Elliffe, Hull and Moore constitute the Core Product Committee of the Advisor. Mr. Elliffe also directs the research department at the Adviser. Before joining the Adviser in 1995, Mr. Elliffe spent five years at National Mutual Funds Management as Managing Director of Equities. Mr. Hull is a Sr. Research Analyst who joined the Adviser in 1994, prior to which his professional career included positions in both investment management and investment banking. Mr. Moore is also a Sr. Research Analyst; prior to joining the Adviser in 1998, he was a Portfolio Manager for Orbitex Management. Previously, he was a Portfolio Manager for Franklin Templeton Group.

Mr. Hickman directs the small-cap equity strategy at the Adviser. Prior to joining the Adviser in February 1999, Mr. Hickman spent fifteen years with Wells Fargo Bank as a portfolio manager involved in small- and mid- cap strategies.

Investors   should  retain  this  supplement  with  the  Prospectus  for  future reference.

Thank you for your continued investment in the Funds. Please call 800-JV-INVST (800-584-6878) with any questions.



                                       Sincerely,
                                       Jurika & Voyles Fund Group